MARCH 2012 B USINESS O VERVIEW www.xcelbrands.com

www.xcelbrands.com Safe Harbor 2 THIS PRESENTATION CONTAINS FORWARD - LOOKING STATEMENTS WITHIN THE MEANING OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 , AS AMENDED, BASED ON CURRENT EXPECTATIONS, ESTIMATES, AND PROJECTIONS ABOUT THE COMPANY’S OPERATIONS, INDUSTRY, FINANCIAL CONDITION, PERFORMANCE, AND RESULTS OF OPERATIONS . STATEMENTS CONTAINING WORDS SUCH AS “GUIDANCE,” “MAY,” “BELIEVE,” “ANTICIPATE,” “EXPECT,” “INTEND,” “PLAN,” "PROJECT,“ “COULD,” “WOULD,” “SHOULD,” "PROJECTIONS," AND “ESTIMATE,” OR SIMILAR EXPRESSIONS CONSTITUTE FORWARD - LOOKING STATEMENTS . IN ADDITION, ANY STATEMENTS THAT REFER TO EXPECTATIONS, PROJECTIONS, OR OTHER CHARACTERIZATIONS OF FUTURE EVENTS OR CIRCUMSTANCES -- INCLUDING ANY UNDERLYING ASSUMPTIONS -- ARE FORWARD - LOOKING STATEMENTS . STATEMENTS REGARDING OUR CURRENT EXPECTATIONS ABOUT THE COMPANY’S FUTURE OPERATIONS, FINANCIAL CONDITIONS, PERFORMANCE, SERVICES, AND THE INDUSTRY IN WHICH WE OPERATE ARE FORWARD - LOOKING STATEMENTS THAT ARE SUBJECT TO A NUMBER OF RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE DESCRIBED IN THE FORWARD - LOOKING STATEMENTS . MORE INFORMATION ABOUT POTENTIAL RISK FACTORS THAT COULD AFFECT THE COMPANY’S BUSINESS AND ITS FINANCIAL RESULTS ARE INCLUDED IN THE COMPANY’S ANNUAL REPORT ON FORM 10 - K FOR THE YEAR ENDED DECEMBER 31 , 2011 . PROJECTIONS ARE PROVIDED BY MANAGEMENT IN THIS PRESENTATION AND ARE BASED ON INFORMATION AVAILABLE TO US AT THIS TIME AND MANAGEMENT EXPECTS THAT INTERNAL PROJECTIONS AND EXPECTATIONS MAY CHANGE OVER TIME .

3 OUR VISION CLOUD: www.xcelbrands.com www.xcelbrands.com

4 OUR MISSION: TO DESIGN AND PRODUCE THE BEST PRODUCTS FOR OUR FOLLOWERS AND PARTNERS. OUR VALUES: BE OPEN AND HONEST LISTEN TO OUR FOLLOWERS AND PARTNERS COLLABERATE FAIRLY TO WIN GROW THROUGH THE TWO SECOND A DVANTAGE FOSTER THE TEAM www.xcelbrands.com www.xcelbrands.com

www.xcelbrands.com Overview of Xcel Brands, Inc. (XELB) 5 ▪ Xcel Brands, Inc. (OTBQB:XELB)(“Xcel” or the “Company”,) owns, licenses, designs, and markets dynamic brands through an Omnichannel retail sales strategy. ▪ Xcel is a leader and innovator in Omnichannel retail sales , which includes the distribution, marketing, and sale of products across various distribution channels including ( i ) bricks and mortar, (ii) Internet/digital, and (iii) direct - response television. ▪ The Company currently owns the Isaac Mizrahi brands including “Isaac Mizrahi New York”, “Isaac Mizrahi”, “Isaac Mizrahi Jeans”, and “IsaacMizrahiLIVE’. Isaac Mizrahi is a media star and award winning designer with broad consumer recognition. The brand is currently a leading brand on QVC , which is the world’s largest direct - response t elevision company . ▪ Xcel has launched the Isaac Mizrahi brands in better department stores and Internet retail channels with product in stores starting in Fall 2012 through best - in - class license and retail partners . ▪ Xcel has a groundbreaking relationship with QVC whereby QVC allows for the promotion of products sold in bricks and mortar retail stores under the Isaac Mizrahi brands on QVC’s television programs which reach 90 million viewers. ▪ By guiding and working with its licensing partners as well as its in - house design and marketing teams , the Company maintains control over the quality and promotion of products under its brands while limiting its exposure to inventory or manufacturing risks.

www.xcelbrands.com Omnichannel Retailing and 360º Marketing 6 ▪ Xcel Brands is a leader and innovator in OMNICHANNEL RETAIL SALES and 360 ° MARKETING . – By connecting retail distribution channels (Internet/digital, direct - response t elevision, and bricks and mortar retailers), Xcel is able to serve its followers at every sales touch point and engages them in 360 ° marketing through social media to build our brands. Web, Mobile Devices • Rich product info • Customer reviews and tips • Broad selection • Convenient and fast DIGITAL Retail Shopping • Instant Gratification • Ability to test and try on • Personal assistance • Convenient returns BRICKS & MORTAR QVC • A combination of entertainment and shopping • Brand personality association DIRECT TO CONSUMER Social Media 360 ° Marketing • Print • Digital • Press Events • TV Appearances • Editorial • Personal Appearances • In - Store Events • Press Outreach • Retail Co - Op • Customer Contests • Outdoor Media • Direct Mail

# Business Growth – Isaac Mizrahi

- When Xcel went public in September 2011, Isaac Mizrahi was primarily sold at QVC under the IsaacMizrahiLIVE! Brand.
- Since Xcel's management team took over the Isaac Mizrahi brand, we have signed **23** new licenses for the "Isaac Mizrahi" brand representing over 50 categories:

**FOOTWEAR/APPAREL**

- Denim Collection
- Footwear
- Intimates and Shapewear
- Outerwear
- Bridal Dresses and Accessories
- Infant Apparel
- Mens' shirts and ties

**ACCESSORIES**

- Handbags, Luggage, Backpacks
- Light luggage
- Small Leather Goods
- Timepieces
- Eyewear and Sunwear
- Fragrance, Bath & Body
- Costume Jewelry
- Fine Jewelry
- Audio Products (headphones, ear buds)
- Electronic device cases
- Phone and i-pod/i-pad chargers, USB Storage
- Travel accessories
- Music Compilations

**HOME**

- Dinnerware, Cutlery, Kitchen Gadgets
- Bedding and Bath
- Window Treatments
- Furniture, Rugs, Accent Lighting, Decorative Pillows
- High-end Picture Frames and Collectibles
- Paper napkins, plates, cups
- Thermal bags, supermarket shopping bags, diaper bags, water bottles
- Home fragrance / candles

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XCEL BRANDS
www.xcelbrands.com

www.xcelbrands.com Business Growth – Isaac Mizrahi (cont.) ▪ The Company is currently in discussions with licensees for the following additional categories, which it plans to sign in 2012: ▪ Womens’ Sportswear, Dresses ▪ Womens’ Suits ▪ Womens’ Swimwear ▪ Closet Storage Devices and Soft Kitchen ▪ Bedroom Slippers ▪ Hotel Amenities ▪ Cameras , Video Recorders, Camera Cases ▪ Cold and Warm Weather Accessories ▪ Umbrellas and Rain Ponchos ▪ Belts ▪ Hats ▪ Plastic Cutlery and Plates ▪ Tissues ▪ Haircare Products ▪ Pet Accessories ▪ Activewear ▪ Fur ▪ Writing Instruments ▪ Stationary, Party and Related Products ▪ Mens’ Tailored ▪ Mens ’ Sportswear ▪ Mens’ Denim ▪ Mens’ Fine Jewelry and Accessories ▪ Cookbooks / Mixed Media Cookbooks ▪ Lighting ▪ Childrens’ Apparel and Footwear ▪ Childrens’ Furniture 8

# Isaac Mizrahi Product Launch Schedule

- The projected launch schedule by category for current licensed categories is below.
- In addition to launching products for distribution in the United States, the Company is working on developing international relationships with distributors and/or licensees to sell the Isaac Mizrahi brand internationally.

| CATEGORY | 3Q'12 | 4Q'12 | 1Q'13 | 2Q'13 |
|---|---|---|---|---|
| Footwear | ● | | | |
| Fragrance | ● | | | |
| Denim | ● | | | |
| Bridal | ● | | | |
| Infant Apparel | ● | | | |
| Music | ● | | | |
| Paper Plates, Napkins, Cups | ● | | | |
| Handbags / Small Leather Goods | | ● | | |
| Outerwear | | ● | | |
| Hoisery | | ● | | |
| Mens' Shirts and Ties | | ● | | |
| Audio, Electronic Accessories | | ● | | |
| Travel Accessories | | ● | | |
| Home Goods (ALL CATEGORIES) | | ● | | |
| Sportswear, Dresses | | | ● | |
| Intimates/Shapewear | | | ● | |
| Jewelry (Fine & Costume) & Watches | | | ● | |
| Eyewear | | | ● | |
| Womens' Suits | | | ● | |
| Luggage | | | ● | |
| Hydration, Shopping Bags | | | ● | |

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www.xcelbrands.com

www.xcelbrands.com Selected Products Launching (1) 10 ▪ Footwear and Accessories: (1) Samples of products expected to be sold by licensees in Fall 2012; designs and actual products subject to change.

www.xcelbrands.com Selected Products Launching (1) 11 ▪ Denim Collection (Isaac Mizrahi Jeans brand): (1) Samples of products expected to be sold by licensees in Fall 2012; designs and actual products subject to change.

Selected Products Launching (1) 12 ▪ Kitchen and Dining: (1) Samples of products expected to be sold by licensees in Fall 2012; designs and actual products subject to change.

www.xcelbrands.com IsaacMizrahiLIVE! ▪ IsaacMizrahiLIVE! Launched on QVC in 2010 with $50MM in sales in its launch year, and $65MM (+30%) in 2011. ▪ The Company is continuing to grow the sales of the business on QVC, as well as improving key metrics including: – On - Air $ / minute – Buy - Anytime (Internet Sales without TV) – Merchandising Adoption R ate (designs accepted vs submitted) – Average 5 - Star Ratings on Products 13 ▪ IML had the top two highest productivity items of the day on March Fashion Day on QVC, and IML was the #1 performer on QVC for Fashion Week in Feb. 2012.

www.xcelbrands.com IsaacMizrahiLIVE! Growth ▪ Buy - Anytime on QVC (Internet sales without a corresponding television appearance) represents a significant opportunity to increase QVC sales. – The Company plans to develop a drop - ship program for buy - anytime sales in our home products and denim collection businesses. – Focus is on getting new customers to visit the IsaacMizrahiLIVE portion of the QVC website through social media promotions , contests, and online video content . ▪ We have also introduced our licensees as suppliers to QVC for our brand. – Goal is to develop 3 to 5 new key categories for QVC to increase sales including Footwear, Fragrance, Jewelry, Home, Bath & Body. ▪ In 2012 - 2013 we will seek to expand our sales through some or all of QVC’s international divisions, which currently includes United Kingdom, Italy, Germany, Japan, and now China. 14

www.xcelbrands.com Differentiation by Design ▪ Xcel believes that design and products are key to differentiating itself in the marketplace. – The Company employs 20 full - time designers who design every product for the IsaacMizrahiLIVE line at QVC and oversee design across all licensees. ▪ Xcel also designs the Liz Claiborne New York line for Fifth and Pacific, Inc. as its outsourced design team. – The Liz Claiborne New York brand is sold exclusively through QVC, and licensed to Fifth and Pacific from JC Penney. – The LCNY design business adds incremental revenues and profits for the Company under an agreement with an initial term through July 2013. – Coupled with the IsaacMizrahiLIVE business, this makes Xcel a significant design resource to QVC and reflects the strength and expertise of Xcel’s design team. – Xcel differentiates by design. 15

# 360º Marketing Strategy



RUNWAY
ALL STA

- Xcel targets its marketing to achieve a 360° reach to drive brand awareness in social media.
- Xcel currently markets the Isaac Mizrahi brands with its in-house team of five marketing and social media professionals including:
  - Promoting the Isaac Mizrahi brands (including IsaacMizrahiLIVE) through 360° social media campaigns;
  - Public relations efforts; and
  - Promoting Isaac Mizrahi as a media star and celebrity.

- Achievements to date include:
  - Placing Isaac as a star and head judge of Project Runway All-Stars which began a 10-week national run in January 2011.
  - Placed Isaac as a star of Project Runway: Behind the Runway
  - Red carpet interviews at the 2012 Oscars and related appearance on Live with Kelly!
  - Facebook and Twitter promotions including "12 Days of Christmas" give-away, as well as Isaac's media appearances, resulted in a 28% increase in Facebook Fans and 39% increase in Twitter Followers from September 2011 to March 2012.
- We plan to continue to promote Isaac Mizrahi through a 360° social-media driven marketing strategy in order to promote and drive Omnichannel retail sales.

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XCEL BRANDS
www.xcelbrands.com

# Executive Bios

| | |
|---|---|
| **Robert W. D'Loren**<br>*Chairman and CEO* | Entrepreneur, business leader and innovator in building consumer product companies, successful track record of creating value in brands. Oversaw the acquisition of over 30 companies in the past 10 years alone, and completed well in excess of $1BB of transactions acquiring, operating, advising and financing companies in the consumer products space. For more information visit www.rdloren.com. |
| **Joe Falco**<br>*President and COO, Isaac Mizrahi* | Apparel industry executive with significant merchandising experience, former President of Elie Tahari, head of Dolce & Gabana US. |
| **James Haran**<br>*CFO* | Former partner of New York-based accounting firm with experience building and managing public companies |
| **Marisa Gardini**<br>*EVP Strategic Planning* | Fashion veteran and legal background with 10 years experience as President of the Isaac Mizrahi brand, and significant experience creating innovative partnerships (i.e. Isaac Mizrahi at Target, Liz Claiborne campaigns). |
| **Vincent Panzanella**<br>*VP Marketing* | Marketing executive with over 11 years experience heading up marketing for Tommy Hilfiger and developing campaigns for consumer brands. |
| **Seth Burroughs**<br>*EVP Business Dev., Treasury* | Executive with experience in advising and acquiring consumer companies and licensing and franchising well-known consumer brands worldwide. |
| **Isaac Mizrahi**<br>*Chief Designer, Isaac Mizrahi* | Four-time CFDA award winning fashion designer and media celebrity. Built and designed the Isaac Mizrahi line at Target, as well as couture and ready-to-wear collections sold at high-end department stores. |

**More detailed bios are available at www.xcelbrands.com**

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XCEL BRANDS
www.xcelbrands.com

XCEL
BRANDS

Differentiate by Design

www.xcelbrands.com

IR@xcelbrands.com

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